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EXHIBIT 10.26

       AMENDMENT NO. 10 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT

      THIS AMENDMENT NO. 10 TO AMENDED AND RESTATED RECAPITALIZATION AGREEMENT (this "AMENDMENT") is made and entered into as of November 14, 2005 (the "TENTH AMENDMENT DATE") by and between NORTHWEST BIOTHERAPEUTICS, INC., and its affiliates, if any (collectively, the "COMPANY"), a Delaware corporation with offices at 22322 20th Ave SE, Suite 150, Bothell, Washington, 98021, and TOUCAN CAPITAL FUND II, L.P., and its designees (collectively, "INVESTOR"), a Delaware limited partnership with offices at 7600 Wisconsin Avenue, Bethesda, MD 20814. All capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Company and Investor have entered into that certain Amended and Restated Recapitalization Agreement, dated as of July 30, 2004 (the "AGREEMENT");

      WHEREAS, on October 22, 2004, the Company and Investor entered into Amendment No. 1 to the Agreement;

      WHEREAS, on November 10, 2004, the Company and Investor entered into Amendment No. 2 to the Agreement;

      WHEREAS, on December 27, 2004, the Company and Investor entered into Amendment No. 3 to the Agreement;

      WHEREAS, on January 26, 2005, the Company and Investor entered into Amendment No. 4 to the Agreement;

      WHEREAS, on April 12, 2005, the Company and Investor entered into Amendment No. 5 to the Agreement;

      WHEREAS, on May 13, 2005, the Company and Investor entered into Amendment No. 6 to the Agreement;

      WHEREAS, on June 16, 2005, the Company and Investor entered into Amendment No. 7 to the Agreement;

      WHEREAS, on July 26, 2005, the Company and Investor entered into Amendment No. 8 to the Agreement;

      WHEREAS, on September 7, 2005, the Company and Investor entered into Amendment No. 9 to the Agreement;

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      WHEREAS, the Company and Investor desire to further amend the Agreement to make such changes to the Agreement as are set forth herein; and

      WHEREAS, Section 4.13(f) of the Agreement provides that the Agreement may be amended or modified only by a written instrument signed by the Company and Investor.

                                    AMENDMENT

      NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1. Section 1.2 of the Agreement is hereby amended by inserting "and the Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note dated November 14, 2005 attached hereto as Exhibit A-14, and the November 14 Bridge Warrant (as defined herein) in the form attached hereto as Exhibit K-9" immediately following the phrase "in the form attached hereto as Exhibit K-8" in subsection (g) thereof.

2. Section 2.2(a) of the Agreement is hereby amended by replacing "A-13" with "A-14."

3. Section 2.3(b) of the Agreement is hereby amended by adding the following text immediately following the twenty-fourth sentence thereof:

      "On November 14, 2005 (the "TENTH AMENDMENT DATE"), Toucan Partners, LLC ("TOUCAN PARTNERS"), the designee of Toucan Capital Fund II, L.P., is providing an additional $400,000 of Bridge Funding (the "NOVEMBER 14 BRIDGE FUNDING") to cover general operating expenses and certain other expenses of the Company agreed in advance by Investor during the period from November 14, 2005 through December 7, 2005. The November 14 Bridge Funding shall be evidenced by a Note in the form attached hereto as Exhibit A-14 and shall be provided on the terms and conditions set forth herein. The November 14 Bridge Funding shall be used only for the purposes and in the amounts agreed to in writing by Toucan Partners and the Company."

4. Section 2.3(b) of the Agreement is hereby further amended by replacing the phrase "September 7 Bridge Funding" with "September 7 Bridge Funding or November 14 Bridge Funding") in the twenty-eighth sentence thereof (i.e., the thirty-first sentence thereof after giving effect to the inclusion of the three new sentences therein per Section 3 of this Amendment).

5. The Agreement is hereby amended by adding a new Section 2.19, immediately following Section 2.18 thereof, as follows:

      "2.19 November 14 Bridge Warrant:

            (a) Issuance of November 14 Bridge Warrant. On the Tenth Amendment Date, Toucan Partners shall receive a warrant with coverage equal to one hundred percent (100%) of the principal amount due under the Note evidencing the November 14 Bridge Funding (the "NOVEMBER 14 BRIDGE WARRANT"). The Company shall, therefore, issue $400,000 in warrant coverage on the $400,000 of November 14 Bridge Funding provided on the Tenth Amendment Date. The number of shares subject to the November 14 Bridge Warrant to be so issued shall be determined on the basis of $0.10 per share (subject to adjustment for stock splits, stock dividends and the like). The total number of shares for which Toucan Partners shall initially be able to exercise the November 14 Bridge Warrant shall therefore be 4,000,000 shares as of the Tenth Amendment Date.

            (b) Exercise of November 14 Bridge Warrant. The November 14 Bridge Warrant shall be immediately exercisable upon issuance and continue to be exercisable for a period of seven (7) years after its issuance date. The exercise price of the November 14 Bridge Warrant shall be $0.04 (subject to adjustment for stock splits, stock dividends and the like, as provided more fully in the November 14 Bridge Warrant). In the event the Convertible Preferred Stock is approved and authorized, and the terms and conditions are the same as set forth herein and in the Convertible Preferred Stock Term Sheet, and

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      Other Investors have purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, then the November 14 Bridge Warrant shall be exercisable solely for such Convertible Preferred Stock (subject to Section 5 thereof). However, if, for any reason, such Convertible Preferred Stock is not approved or authorized, and/or is approved or authorized on any terms different than any terms set forth herein and in the Convertible Preferred Stock Term Sheet, and/or if Other Investors have not purchased in cash (and not by conversion of debt, exercise of warrants or options, or conversion or exercise of other securities or instruments) a minimum of $15 million of such Convertible Preferred Stock, on the terms and conditions set forth herein and in the Convertible Preferred Stock Term Sheet, the November 14 Bridge Warrant shall be exercisable for any Equity Security and/or Debt Security (each as defined in Section 2.7 hereof) and/or any combination thereof, in each case that Investor shall designate in Investor's sole discretion (the securities so elected being the "INVESTOR DESIGNATED SECURITIES").

            (c) No Impairment. The Company shall not, by amendment of its Charter or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, omission, or agreement, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under and/or in connection with the November 14 Bridge Warrant, but shall at all times in good faith use best efforts to assist in carrying out of all the provisions of and/or relating to such November 14 Bridge Warrant and in taking all such action as may be necessary or appropriate to protect Investor's rights, preferences and privileges under and/or in connection with the November 14 Bridge Warrant against impairment. Investor's rights, preferences and privileges granted under and/or in connection with the November 14 Bridge Warrant may not be amended, modified or waived without Investor's prior written consent, and the documentation providing for such rights, preferences and privileges will specifically provide as such.

            (d) Tax Treatment of November 14 Bridge Warrant and Note. The Company and Toucan Partners, as a result of arm's length bargaining, agree that the fair market value of the Note to be issued in connection with the November 14 Bridge Funding, if issued apart from the November 14 Bridge Warrant, is $396,000, and the fair market value of the November 14 Bridge Warrant, if issued apart from such Note, is $4,000. The Company and Toucan Partners further agree that all tax filings and records relating to or including this Agreement, the Note to be issued in connection with the November 14 Bridge Funding and/or the November 14 Bridge Warrant shall be prepared on the basis of, and consistently reflect, the agreed fair market values set forth in this Section 2.19(d), and the Company shall instruct its accountants and other tax-preparation professionals to prepare all tax filings and returns on the basis of the foregoing.

6. Section 3.4(b) of the Agreement is hereby amended by:

      (a) replacing "$4.35 million" with "$3.95 million" in the first sentence thereof; and

      (b) replacing "43,500,000" with "39,500,000" in the third sentence thereof.

7. Section 4.7.15 of the Agreement is hereby amended and restated in its entirety as follows:

            "4.7.15 Liabilities. The Company has the following accrued liabilities: (i) tax liabilities to the State of Washington in the approximate amount of $329,243, (ii) amounts payable to Cognate Therapeutics and Investor, (iii) future sublease payments to MediQuest Corporation and a contingent lease liability to Benaroya Capital Company, LLC for the Company's premises should Mediquest Corporation default on its lease with Benaroya Capital Company, LLC and which is not yet due, and
      (iv) the Company's aggregate accrued, contingent and/or other liabilities of any nature, either mature or immature, as of the Tenth Amendment Date, not in excess of $407,126 (excluding amounts payable to Cognate and Investor), of which (x) $296,028 are currently due payables (including $212,021 for attorney fees), (y) $18,103 are the aggregate balances of capital leases payable in monthly installments in the amounts set forth in the budget included in the Schedule of Exceptions through the first calendar quarter of 2006, decreasing thereafter, the last of which is fully amortized in May 2007, and (z) $92,995 are accrued vacation and sick pay."

8. The AGREEMENT is hereby amended to add a new Section 4.14 as follows:

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            "4.14 Designee. The parties hereto agree that Toucan Partners, LLC, a Delaware limited liability company, as a designee of Toucan Capital Fund II, L.P., is entitled to all rights, privileges and remedies afforded Investor by this Agreement and all Related Recapitalization Documents, to the extent it participates in any closing contemplated hereby."

9. The Agreement is hereby amended by adding new Exhibit A-14, immediately following Exhibit A-13 thereto, in the form attached as Exhibit A-14 hereto.

10. Exhibit B to the Agreement, as amended on December 27, 2004, January 26, 2005, April 12, 2005, May 13, 2005, June 16, 2005, July 26, 2005 and September
7, 2005 is hereby further amended by Exhibit B-8 hereto (the "EIGHTH AMENDMENT TO THE AMENDED AND RESTATED CONVERTIBLE PREFERRED STOCK TERM SHEET"). Exhibit B, as so amended, shall be deemed to constitute the "CONVERTIBLE PREFERRED STOCK TERM SHEET" for all purposes under the Agreement and all other Related Recapitalization Documents.

11. The Agreement is hereby amended by adding new Exhibit K-9, immediately following Exhibit K-8 thereto, in the form attached as Exhibit K-9 hereto.

12. The November 14 Bridge Warrant in the form attached hereto as Exhibit K-9 shall be deemed to be a "BRIDGE WARRANT" and a "WARRANT" for all purposes under the Agreement and any Related Recapitalization Document. The Note evidencing the November 14 Bridge Funding in the form attached hereto as Exhibit A-14 issued on the Tenth Amendment Date shall be deemed to be a "NOTE" for all purposes under the Agreement and any Related Recapitalization Document. Each of the November 14 Bridge Warrant and the Note evidencing the November 14 Bridge Funding shall be deemed to be "RELATED RECAPITALIZATION DOCUMENTS" for all purposes under the Agreement and all other Related Recapitalization Documents.

13. Except as amended and/or restated hereby, all other terms and conditions of the Agreement shall be unaffected hereby and remain in full force and effect.

14. This Amendment (including the Exhibits hereto, which are an integral part of the Amendment), together with the Agreement (including the Schedules and Exhibits thereto, which are an integral part of the Agreement) and the Related Recapitalization Documents, constitute the entire agreement among the parties hereto and thereto with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

15. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to its conflicts of law provisions.

16. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

17. This Amendment shall take effect immediately upon execution by the Company and Investor.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 10 TO
AMENDED AND RESTATED RECAPITALIZATION AGREEMENT as of the Tenth Amendment Date above written.

            .

                                   NORTHWEST BIOTHERAPEUTICS, INC.

                                   By: /s/ Alton L. Boynton
                                       ----------------------------

                                   Name:  Alton L. Boynton
                                   Title:  President

                                   TOUCAN CAPITAL FUND II, LP

                                   By: /s/ Linda F. Powers
                                       ----------------------------
                                   Name:  Linda F. Powers
                                   Title:  Managing Director

                                   TOUCAN PARTNERS, LLC

                                   By: /s/ Linda F. Powers
                                       ----------------------------
                                   Name:  Linda F. Powers
                                   Title:  Managing Member

                                  EXHIBIT A-14

    FORM OF $400,000 LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE,
                 SECURED PROMISSORY NOTE DATED NOVEMBER 14, 2005

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                                   EXHIBIT B-8

     FORM OF EIGHTH AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PREFERRED
                                STOCK TERM SHEET

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                                   EXHIBIT K-9
                        FORM OF NOVEMBER 14 BRIDGE WARRANT

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